Exhibit 99.2

ACCELERATING OUR PATH FORWARD TO CREATE TWO HIGHLY FOCUSED COMPANIES July 6, 2023

Disclosures Forward-looking Statements Our discussions today, including this presentation and any comments made by management, contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Any statements that refer to future events or circumstances, including our future strategies or results, or that are not historical facts, are forward-looking statements. Actual results could differ materially from those projected in forward-looking statements due to a variety of factors, including the risks and uncertainties set forth in our earnings press release dated April 27, 2023, our annual report on Form 10-K for 2022 and our other filings with the SEC. We undertake no obligation to update or revise any forward-looking statements. Non-GAAP Measures This presentation will reference certain non-GAAP financial information. For a description of non-GAAP measures presented in this document, please visit the Investor Relations section of the FIS website at www.fisglobal.com. 2

Statement Regarding Forward-Looking Information This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the proposed sale of the Merchant Solutions business, the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the proposed transaction., as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management. Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation: • changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations; • the risk of losses in the event of defaults by merchants (or other parties) to which we extend credit in our card settlement operations or in respect of any chargeback liability, either of which could adversely impact liquidity and results of operations; • the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; • the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected; • the risks of doing business internationally; • the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations; • the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; • changes in the growth rates of the markets for our solutions; • the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions; • the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management; • failures to adapt our solutions to changes in technology or in the marketplace; • internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events; • the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers; • uncertainties as to the timing of the consummation of proposed transaction or whether it will be completed; 3

Statement Regarding Forward-Looking Information • the risk that partners and third parties who may fail to satisfy their legal obligations and risks associated with managing pension cost; cybersecurity issues, IT outages and data privacy; • risks associated with the impact, timing or terms of the proposed transaction; • risks associated with the expected benefits and costs of the proposed transaction, including the risk that the expected benefits of the proposed transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all; • the risk that conditions to the proposed transaction will not be satisfied and/or that the proposed transaction will not be completed within the expected timeframe, on the expected terms or at all; • the risk that any consents or regulatory or other approvals required in connection with the proposed transaction will not be received or obtained within the expected timeframe, on the expected terms or at all; • the risk that the financing intended to fund the proposed transaction may not be obtained; • the risk that the costs of restructuring transactions and other costs incurred in connection with the proposed transaction will exceed our estimates or otherwise adversely affect our business or operations; • the impact of the proposed transaction on our businesses and the risk that the proposed transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties; • the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters; • the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs; • competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers; • the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers; • an operational or natural disaster at one of our major operations centers; • failure to comply with applicable requirements of payment networks or changes in those requirements; • fraud by merchants or bad actors; and • other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. There can be no assurance that the proposed transaction will in fact be completed in the manner described or at all. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. 4

Sale of a Majority Stake of Worldpay at $18.5B

FIS has entered into a definitive agreement to sell a 55% stake of Worldpay to GTCR

- The sale is the result of a rigorous evaluation process run by management and the Board of Directors
- FIS' Board of Directors has determined that the majority sale of Worldpay in this transaction is in the best interest of shareholders and superior to a spin-off

Following the sale, Worldpay will operate as a standalone private company under experienced leadership and strong governance

- Reestablishes and strengthens a brand that is highly trusted among marquee clients and partners
- Charles Drucker and Stephanie Ferris will both join the Board of Directors of Worldpay; Drucker to be Worldpay CEO upon close

TRANSACTION SUMMARY

Enterprise Value[1]	~$17.5B + up to $1B contingent consideration
Valuation Multiple[2] | Premium[3]	9.8x | ~20%
Stake Sold | Retained	55% | 45%
Expected Net Proceeds At Close[4]	~$11.7B
Timing	Expected to close by Q1 2024, pending satisfaction of customary closing conditions and regulatory approvals
Financial Impact	Expected to support stock repurchases and debt reduction consistent with ~2.5x leverage[5]

[1] Values Worldpay at $18.5 billion including $1 billion of consideration contingent on the returns realized by GTCR exceeding certain thresholds.
[2] Valuation based off FY2023E Merchant Adj. EBITDA inclusive estimated dis-synergies and previously unallocated corporate and other costs.
[3] Premium compared to FIS valuation of 8.2x as of 6/23/23.
[4] Based on adjustments as of 3/31/2023 balance sheet, net of taxes and transaction costs.
[5] Assumes approximately $10 billion dollars of total debt.

FIS

5

Compelling Strategic Rationale Accelerates separation and creation of two DELIVERING ON THREE VECTORS OF market leading companies ENHANCED VALUE CREATION FOR BOTH COMPANIES ANNOUNCED WITH SPIN-OFF Ensures continued commercial partnership for the benefit of both businesses + COMPELLING UPFRONT PROCEEDS Generates substantial upfront proceeds to MANAGEMENT transform FIS balance sheet and repurchase FOCUS shares Both companies well capitalized for growth opportunities necessary to compete in OPERATIONAL rapidly evolving industries SIMPLIFICATION Crystallizes market-aligned valuation around stake sale CAPITAL ALLOCATION Maintains value upside through retained FLEXIBILITY stake 6 6

Positions Worldpay for Success Competitively Focused on Distinct Needs of Payments Clients DEFINING THE FUTURE OF • Combines the benefits of a well-established, marquee brand with the MERCHANT PAYMENT energy of an independent startup SOLUTIONS Unlocks Capital in Support of M&A and Ongoing Investment • GTCR has committed an additional equity capital investment in Worldpay of up to $1.25 billion to pursue inorganic growth opportunities # in order to compete most effectively in a rapidly evolving payments 1 ~30% $ ecosystem 2T Global Acquirer by Revenue from High 1 Payments Volume Transactions Growth eCommerce Leverages GTCR’s Extensive Resources and Expertise • Successful track record of investing in the payments industry and experience with complex corporate carve-outs ACCELERATING GROWTH + MARGIN EXPANSION Benefits from Attractive Commercial Partnership with FIS • Preserves a key value proposition for clients of both businesses while minimizing potential dis-synergies 7 7 1 Nilson Report – October 2022.

Meaningful Upfront Proceeds Strengthen FIS

OUTCOME: ~$11.7B[2] of Upfront Net Proceeds

Post close, net proceeds will:

- Reduce debt to ~2.5x leverage[1], strengthening our balance sheet and cashflow conversion
- Remainder to be principally used to finance share repurchases and for general corporate purposes


3.2x
~2.5x
Q1'23
Post Close

TRANSFORMING OUR BALANCE SHEET THROUGH DELEVERING

~$2.5B

SUBSTANTIAL PROCEEDS AVAILABLE FOR CAPITAL ALLOCATION

FIS

[1] Assumes approximately $10 billion dollars of total debt.
[2] Based on adjustments as of 3/31/2023 balance sheet, net of taxes and transaction costs.

Reaffirming FIS 2Q 2023 Guidance More Comprehensive Financial Insights to Be Provided in Conjunction with Our 2Q 2023 Earnings Release METRICS 2Q 2023 Revenue $3,675—$3,725 Organic Revenue Growth 0%—2% Adjusted EBITDA $1,510—$1,540 Adjusted EBITDA Margin 41.1%—41.3% Adjusted EPS $1.45—$1.50 2Q 2023 RESULTS EXPECTED TO BE ABOVE MID-POINT OF GUIDANCE RANGES 9

We Remain Committed to Progressing With A High Sense of Urgency & Focus 1 2 3 4 Q1 2023: Strategic Q2 2023 Q3 2023 2023 / 2024 Review Driving New CEO agenda Delivering on our Accelerating shareholder financial and separation through value at FIS Announced strategic announced majority Operational focus separation commitments sale of Worldpay and Future Forward of Worldpay 10

Reinforcing FIS’s Right to Win • Strong franchise software businesses with a marquee set of large, global clients spanning financial institutions and corporates RESILIENT MODEL • Scaled platform, innovative software, and broad suite of solutions leveraging cloud-native architecture BENEFICIARY OF ATTRACTIVE • Well-positioned to capitalize on secular trends in large and growing markets TAILWINDS • Durable operating model with long-term contracts supporting ~80% recurring revenue RETURNING CAPITAL TO SHAREHOLDERS • Resilient to market and macroeconomic conditions 11 11